UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
August 21, 2018
Date of Report (Date of earliest event reported):

INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue Mountain View, CA 94043
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 944-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On August 23, 2018, Intuit Inc. announced its financial results for the fiscal quarter and year ended July 31, 2018 and provided forward-looking guidance. A copy of the press release is attached to this Report as Exhibit 99.01.
The information in this Report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.
Effective at the beginning of its first quarter of fiscal 2018, Intuit implemented certain organizational changes to align its segment reporting with its core customers and business partners. The Company is moving the Consumer Ecosystem offering from the Small Business segment into the Consumer Tax segment. The Company also renamed the Consumer Tax, ProConnect, and Small Business segments as the Consumer, Strategic Partner, and Small Business & Self-Employed segments. The new Strategic Partner Group will continue to manage the professional tax offerings while focusing on partners instrumental to the success of Intuit's ecosystem.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On August 23, 2018, Intuit announced that, effective January 1, 2019, Brad Smith will be stepping down as President and Chief Executive Officer of Intuit, at which time he will become Executive Chairman of Intuit’s Board of Directors. In addition, on August 21, 2018, Intuit’s Board of Directors appointed Sasan Goodarzi to become Intuit’s next President and Chief Executive Officer, effective as of January 1, 2019, upon Mr. Smith’s stepping down from his current executive positions at the Company and assuming the role of Executive Chairman of the Board of Directors. The Board of Directors has also approved an increase in the size of the Board of Directors to 11 members, effective January 1, 2019, and the appointment of Mr. Goodarzi to the Board at that time. Mr. Goodarzi will continue as Executive Vice President and General Manager, Small Business & Self-Employed Group through December 31, 2018, after which he will be succeeded by Alex Chriss, the Company’s Senior Vice President and Chief Product and Platform Officer, Small Business and Self Employed Group.
Mr. Goodarzi has been Executive Vice President and General Manager of Intuit’s Small Business & Self-Employed Group since May 2016. He previously was Executive Vice President and General Manager of Intuit’s Consumer Tax Group from August 2015 through April 2016, and from August 2013 to July 2015 he served as Senior Vice President and General Manager of the Consumer Tax Group. He served as Intuit’s Senior Vice President and Chief Information Officer from August 2011 to July 2013, having rejoined Intuit after serving as CEO of Nexant Inc., a privately held provider of intelligent grid software and clean energy solutions, beginning in November 2010. During his previous tenure at Intuit from 2004 to 2010, Mr. Goodarzi led several business units, including Intuit Financial Services and the professional tax division. Prior to 2004, Mr. Goodarzi worked for Invensys, a global provider of industrial automation, transportation and controls technology, serving as global president of the products group. He also held a number of senior leadership roles in the automation control division at Honeywell International Inc., a diversified technology and manufacturing company, and served as the chief executive officer and co-founder of a technology startup, Lazer Cables Inc. He serves on the Board of Atlassian Corporation Plc. Mr. Goodarzi holds a Bachelor’s degree in Electrical Engineering from the University of Central Florida and a Master’s degree in Business Administration from the Kellogg School of Management at Northwestern University.

Mr. Goodarzi was not selected pursuant to any arrangement or understanding between him and any other person. Mr. Goodarzi has no family relationships with any of our directors or executive officers. There have been no related party transactions between the Company or any of its subsidiaries and Mr. Goodarzi reportable under Item 404(a) of Regulation S-K.

On August 23, 2018, Intuit also announced that, effective January 1, 2019, Tayloe Stansbury will be stepping down as Executive Vice President and Chief Technology Officer of Intuit, and that Marianna Tessel, who currently serves as Intuit’s Senior Vice President and Chief Product Development Officer, Small Business & Self-Employed Group, will succeed Mr. Stansbury as Intuit’s Chief Technology Officer.

A copy of the press release is attached to this Report as Exhibit 99.02.

ITEM 8.01 OTHER EVENTS.
On August 23, 2018, Intuit also announced that its Board of Directors approved a cash dividend of $0.47 per share. The cash dividend will be paid on October 18, 2018 to shareholders of record as of the close of business on October 10, 2018. Future declarations of dividends and the establishment of future record dates and payment dates are subject to the final determination of the Intuit Board of Directors. A copy of the press release announcing the cash dividend is furnished as Exhibit 99.01 to this Report.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

99.01	Press release issued on August 23, 2018, reporting financial results for the quarter and year ended July 31, 2018 and announcing the cash dividend.*

99.02	Press release issued on August 23, 2018, reporting leadership succession plans effective January 1, 2019.*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2018	INTUIT INC.

	By:	/s/ Michelle M. Clatterbuck
Michelle M. Clatterbuck
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.01	Press release issued on August 23, 2018, reporting financial results for the quarter and year ended July 31, 2018 and announcing the cash dividend.*

99.02	Press release issued on August 23, 2018, reporting leadership succession plans effective January 1, 2019.*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.